Exhibit 99.49

NEWS RELEASE

GOLDGROUP FILES UPDATED TECHNICAL REPORT ON CERRO PRIETO PROJECT

Vancouver, British Columbia (November 6, 2025) - Goldgroup Mining Inc. (“Goldgroup” or the “Company”) (TSX-V:GGA, OTC:GGAZF) is pleased to announce that it has filed an updated NI 43-101 technical report on the Cerro Prieto gold project located in Sonora State, Mexico. The report is entitled “Cerro Prieto Project, Heap Leach Project, Magdalena de Kino, State of Sonora, Mexico” with an effective date of April 4, 2025 (referred to herein as the “Report”). The Report, prepared by Rodrigo R Carneiro MSc, QP, SME Registered Member, José Antonio Olmedo MSc, P. Eng. Geo, QP, SME Registered Member and Cristian Garcia, P. Eng., QP, Registered at Engineers and Geoscientists of British Columbia and independent of the Company. The Report is available for viewing on Sedar+.

The Report provides independent assessment of the Mineral Resources Estimates of the Esperanzas Deposit within the Cerro Prieto Mine, which includes the La Esperanza and Nueva Esperanza contiguous zones. The Company owns 100% of the 6,980 hectares of mining concessions and has been in production since 2013. Approximately 136,000 ounces of gold have been produced over 11 years up to Sept 30, 2025. Annual production over the past two years from Sept 30th, 2025, via open pit mining with crushing capacity of 2,400 tpd at Cerro Prieto Mine was 8,174 ounces of gold.

The Company recently installed a second crushing circuit which has doubled crushing capacity to over 4,200 tonnes per day which will help to facilitate our objective of significantly increasing gold production.

The Report highlights the potential of the Esperanzas Deposit area and other nearby targets. Goldgroup has commenced exploration of these areas and has, as well, begun preparations for tailings reprocessing, an important optimization initiative to further increase gold production at the mine.

The following table presents the resource NI 43-101 assessment of Measured and Indicated resources at the Esperanzas Deposit at a cut-off grade of 0.20 g/t gold. The Inferred resource estimate at the Esperanzas Deposit is below.

Measured and Indicated as of April 04, 2025

Cut-Off Grade Au (g/t)	Class	Volume (m3)	Density (g/cm3)	Mass (t)	Average Au Value (g/t)	Material Content Au (Oz)
	Measured	1,212,375	2.33	2,826,313	0.370	33,954
≥ 0.200	Indicated	133,750	2.26	302,530	0.330	3,255
	Measured + Indicated	1,346,125	2.32	3,128,843	0.370	37,209

Inferred as of April 04, 2025

Cut-off Au Grade (g/t)	Volume (m3)	Density (g/cm3)	Mass (t)	Average Au Value (g/t)	Material Au Content (Oz)
≥ 0.200	60,750	2.17	131,536	0.360	1,504

Please review the Report in its entirety for assumptions and detailed information pertaining to the mineral resource estimates and other important information.

About Goldgroup

Goldgroup is a Canadian-based mining Company with two high-growth gold assets in Mexico. The Company has a 100% interest in the producing Cerro Prieto heap-leach gold mine located in the State of Sonora. An optimization and exploration program is underway at Cerro Prieto to significantly increase existing production and resources.

Goldgroup is led by a team of highly successful and seasoned individuals with extensive expertise in mine development, corporate finance, and exploration in Mexico.

For further information, please contact Sophia Shane at sshane@goldgroupmining.com or +1 604 306 6867 or visit the Company’s website at www.goldgroupmining.com

On behalf of the Board of Directors

Ralph Shearing

CEO

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this press release.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

Certain information contained in this news release, including any information relating to future financial or operating performance, may be considered “forward-looking information” (within the meaning of applicable Canadian securities law) and “forward-looking statements” (within the meaning of the United States Private Securities Litigation Reform Act of 1995). These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Actual results could differ materially from the conclusions, forecasts and projections contained in such forward-looking information.

These forward-looking statements reflect Goldgroup’s current internal projections, expectations or beliefs and are based on information currently available to Goldgroup. In some cases forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “projects”, “potential”, “scheduled”, “forecast”, “budget” or the negative of those terms or other comparable terminology. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

Forward-looking information is subject to a variety of known and unknown risks, uncertainties and other factors that could cause actual events or results to materially differ from those reflected in the forward-looking information, and are developed based on assumptions about such risks, uncertainties and other factors including, without limitation: successful implementation of the Company’s plans at the Cerro Prieto project; uncertainties related to actual capital costs operating costs and expenditures; production schedules and economic returns from Goldgroup’s projects; uncertainties associated with development activities; uncertainties inherent in the estimation of mineral resources and precious metal recoveries; uncertainties related to current global economic conditions; fluctuations in precious and base metal prices; uncertainties related to the availability of future financing; potential difficulties with joint venture partners; risks that Goldgroup’s title to its property could be challenged; political and country risk; risks associated with Goldgroup being subject to government regulation; risks associated with surface rights; environmental risks; Goldgroup’s need to attract and retain qualified personnel; risks associated with potential conflicts of interest; Goldgroup’s lack of experience in overseeing the construction of a mining project; risks related to the integration of businesses and assets acquired by Goldgroup; uncertainties related to the competitiveness of the mining industry; risk associated with theft; risk of water shortages and risks associated with competition for water; uninsured risks and inadequate insurance coverage; risks associated with potential legal proceedings; risks associated with community relations; outside contractor risks; risks related to archaeological sites; foreign currency risks; risks associated with security and human rights; and risks related to the need for reclamation activities on Goldgroup’s properties, as well as the risk factors disclosed in Goldgroup’s MD&A. Any and all of the forward-looking information contained in this news release is qualified by these cautionary statements.

Although Goldgroup believes that the forward-looking information contained in this news release is based on reasonable assumptions, readers cannot be assured that actual results will be consistent with such statements. Accordingly, readers are cautioned against placing undue reliance on forward-looking information. Goldgroup expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, events or otherwise, except as may be required by, and in accordance with, applicable securities laws.

Qualified Persons

Preparation of the technical data in this document was supervised and approved by Rodrigo R Carneiro MSc, QP, SME Registered Member, an independent qualified person under NI 43-101.